SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Equity Fund

Effective May 8, 2017, Deutsche Global Equity Fund has changed its investment strategy and its name to Deutsche Global Macro Fund and is no longer offered by this Prospectus, dated February 1, 2017, as supplemented, or this Statement of Additional Information, dated February 1, 2017, as supplemented. All references to Deutsche Global Equity Fund are hereby removed from this Prospectus and Statement of Additional Information.

Effective May 8, 2017 Deutsche Global Macro Fund is offered in a separate Prospectus and Statement of Additional Information, each dated May 8, 2017. You can find the fund’s current Prospectus and Statement of Additional Information online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com or calling (800) 728-3337, or ask your financial advisor.

Please Retain This Supplement for Future Reference

May 8, 2017
PRO_SAISTKR-331